Filed Pursuant to Rule 497(c)

File No. 333-32071

Prospectus For

The Flexible Premium Variable Universal Life

Insurance Policy

Policy Form

P1250 9/97

Issued by:

GE Life and Annuity Assurance Company

GE Life & Annuity Separate Account II

6610 West Broad Street

Richmond, Virginia 23230

Telephone Number: 1-800-352-9910

This prospectus contains information about the Policy that you should know before investing. Please read this prospectus carefully before investing and keep it for future reference.

This prospectus describes a flexible premium variable universal life insurance policy (the “Policy”) offered by GE Life and Annuity Assurance Company (“we,” “us,” “our,” or the “Company”). The purpose of this Policy is to provide life insurance protection for the Beneficiary(ies) named on the Policy. We offer the Policy on a single life where we will pay a Death Benefit upon the death of the Insured.

Your Account Value accumulates on a variable basis. We will invest your assets in the available Subaccounts of GE Life & Annuity Separate Account II (the “Separate Account”) that you select. Each Subaccount invests in shares of a Portfolio. You bear the investment risk of investing in the Subaccounts.

Your Policy provides for a Surrender Value. The amount of your Surrender Value will depend upon the investment performance of the Subaccounts you select. Investors assume certain risks when investing in the Policy, including the risk of losing money. No claim is made that the Policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

We guarantee the Death Benefit for as long as the Policy is in force. The Surrender Value is not guaranteed. The Policy will lapse if the Surrender Value is insufficient to cover Policy charges. We guarantee to keep the Policy in force as long as minimum premium requirements are met.

You may cancel your Policy during the free-look period. Please note that replacing your existing insurance coverage with this Policy might not be to your advantage.

Neither the U.S. Government nor any governmental agency insures or guarantees your investment in the Policy.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

The date of this prospectus is May 1, 2003.

Summary of Benefits and Risks

BENEFITS OF YOUR POLICY

DEFINED TERMS	See the “Definitions” provision in the back of this prospectus for defined terms.

DEATH BENEFIT

The primary benefit of your Policy is life insurance coverage. Your initial premium purchases a Specified Amount of life insurance coverage. While the Policy is in force, we will pay a Death Benefit to your Beneficiary(ies) when the Insured dies. See the “Death Benefits” provision of this prospectus.

CHOICE OF DEATH BENEFIT OPTIONS	You can choose from among two Death Benefit options:
•	Option A — the Death Benefit is the Specified Amount plus the Account Value.

•	Option B — the Death Benefit is the Specified Amount.

See the “Death Benefit” provision of this prospectus and the Statement of Additional Information (“SAI”) for more information on how the Death Benefit Proceeds are determined.

COVERAGE FLEXIBILITY	Within certain limits, you can:
•	change the Death Benefit option;

•	increase or decrease the Specified Amount;

•	change your Beneficiary(ies); and

•	change the Owner of the Policy.

See the “Death Benefits, Changing The Specified Amount” and “The Policy, Changing the Owner or Beneficiary” provisions of this prospectus.

CHOICE OF DEATH BENEFIT PAYMENT OPTIONS

Your Beneficiary(ies) may choose to take Death Benefit Proceeds as a lump sum or select from a variety of payment options which pay the Death Benefit Proceeds over time. See the “Death Benefits, Changing The Death Benefit Option” provision of this prospectus.

NO LAPSE FEATURE

During the Continuation Period, the Policy will remain in force regardless of the sufficiency of Surrender Value so long as the Net Total Premium is at least equal to the Continuation Amount. See the “Termination, Premium to Prevent Termination” provision of this prospectus.

CASH BENEFITS	You can access the cash value of your Policy by taking a Policy loan, taking a partial surrender or a full surrender.

LOANS

You may take a Policy loan for up to 90% of the difference between your Account Value and any surrender charges, minus any Policy Debt. Taking a Policy loan may have adverse tax consequences if a Policy lapses. See the “Loans” and “Tax Considerations” provisions of this prospectus.

PARTIAL SURRENDERS

You may take partial surrenders from your Policy. The minimum partial surrender amount is $500. If you select Death Benefit Option B, you may only take a partial surrender after the first Policy Year. See the “Surrenders and Partial Surrenders” provision of this prospectus.

FULL SURRENDER

You can surrender your Policy at any time for its Surrender Value (Account Value minus Policy Debt minus any applicable surrender charge). You can choose to take the Surrender Value in a lump sum or over time by electing one of several payment options. See the “Surrenders and Partial Surrenders” provision of this prospectus.

PREMIUM FLEXIBILITY	You select a premium payment plan. You are not required to pay premiums according to the plan, but may vary frequency and amount, within limits, and can skip planned premiums.

You may make unscheduled premium payments, provided such premium payments do not exceed the Code’s limitations for life insurance. See the “Premiums” provision of this prospectus.

SUBACCOUNTS

You can allocate your Net Premium in among up to 10 of the Subaccounts of the Separate Account at any given time. Each Subaccount invests in shares of a designated Portfolio. Not all Portfolios may be available to all Policies, or available in all states or in all markets. See the “Separate Account” and the “Portfolios” provisions of this prospectus.

TRANSFERS

You can transfer assets among the Subaccounts within certain limits. We also offer two automated transfer programs: Dollar Cost Averaging and Portfolio Rebalancing. See the “Transfers” provision of this prospectus.

TAX BENEFITS

You are generally not taxed on the Policy’s earnings until you withdraw Account Value from your Policy. This is known as tax deferral. Your Beneficiary(ies) generally receives Death Benefit Proceeds tax-free. See the “Tax Considerations” provision of this prospectus.

ASSIGNABILITY	You may assign the Policy as collateral for a loan or other obligation. See the “Other Policy Information, Using the Policy as Collateral” provision of this prospectus.

RIGHT TO RETURN THE POLICY	You have a limited period of time after the Policy is issued during which you can cancel the Policy and receive a refund. See the “Policy, Canceling A Policy” provision of this prospectus.

ADDITIONAL BENEFITS	There are a number of additional benefits that you can add to your Policy by way of riders. See the “Fee Tables” and “Other Policy Information, Supplemental Benefits” provisions of this prospectus.

RISKS OF YOUR POLICY

SUITABILITY

Variable life insurance is designed for long-term financial planning. It is not suitable as an investment vehicle for short-term savings. You should not purchase a Policy if you will need the premium payment in a short period of time. If you do not plan on holding the Policy for at least 15 years, you will incur a surrender charge should you surrender your Policy. See the “Fee Table” provision of this prospectus.

INVESTMENT RISK

Your Account Value is subject to the risk that investment performance will be unfavorable and that your Account Value will decrease. If investment results are sufficiently unfavorable and/or you stop making premium payments at or above the minimum requirements, the Surrender Value of your Policy may fall to zero, because we continue to deduct charges from your Account Value. In that case, the Policy will terminate without value and insurance coverage will cease, unless you make an additional payment sufficient to prevent a termination during the 61 day grace period. However, your Policy will not lapse during the Continuation Period, even if your Surrender Value is too low to cover the monthly deductions, so long as the Net Total Premium is at least equal to the Continuation Amount. On the other hand, if investment experience is sufficiently favorable and you have kept the Policy in force for a substantial time, you may be able to draw upon your Account Value, through partial surrenders and Policy loans. See the “Loans” and the “Termination” provisions of this prospectus.

ADDITIONAL RISKS

The types of investments that a Portfolio makes will also create risk. A comprehensive discussion of the risks of the Portfolio underlying each Subaccount may be found in that Portfolio’s prospectus. You should read the Portfolio’s prospectus carefully before investing.

RISK OF TERMINATION

If the Surrender Value of your Policy is too low to pay the Monthly Deduction when due (and, during the Continuation Period, the Net Total Premium is less than the Continuation Amount), the Policy will be in default and a grace period will begin. There is a risk that if partial surrenders, loans, and monthly deductions reduce your Surrender Value to an amount insufficient to cover Policy charges and/or if the investment experience of your selected Subaccounts is unfavorable, then your Policy could lapse. In that case, you will have a 61 day grace period to make a sufficient payment. If you do not make a sufficient payment before the grace period ends, your Policy will terminate without value, insurance coverage will cease, and you will receive no benefits. After termination, you may reinstate your Policy within three years subject to certain conditions. See the “Termination” provision of this prospectus.

TAX RISKS

In order to qualify as a life insurance Policy for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy on the life of a single Insured should satisfy the applicable requirements.

In the case of a Policy that is considered a “modified endowment contract,” special rules apply and a 10% penalty tax may be imposed on distributions, including loans.

Existing tax laws that benefit this Policy may change at any time. You should consult a qualified tax adviser in all tax matters involving your Policy. See the “Tax Considerations” provision of this prospectus.

LIMITS ON PARTIAL SURRENDERS	The Policy permits you to take partial surrenders. However, if you select Death Benefit Option B, you may only take partial surrenders after the first Policy year.

The minimum partial surrender amount is $500. We assess a processing fee for each partial surrender equal to the lesser of $25 or 2% of the amount partially surrendered.

Partial surrenders will reduce your Account Value and Death Benefit Proceeds. Federal income taxes and a penalty tax may apply to partial surrenders. See the “Surrenders and Partial Surrenders” provision of this prospectus.

EFFECTS OF POLICY LOANS

A Policy loan, whether or not repaid, will impact your Account Value over time because we subtract the amount of the loan from the Subaccounts as collateral. We then credit a fixed interest rate to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts, the effect could be favorable or unfavorable.

Because we subtract the amount of the loan from the Subaccounts, a Policy loan reduces the amount available for transfers among the Subaccounts.

A Policy loan also reduces the Death Benefit payable. A Policy loan could make it more likely that a Policy would terminate. There is a risk that the Policy will lapse resulting in adverse tax consequences if the loan reduces your Surrender Value to an amount insufficient to cover Policy charges and investment experience is unfavorable. In such circumstances you must submit a sufficient payment during the grace period to avoid the Policy’s termination without value and the end of insurance coverage. See the “Loans” provision of this prospectus.

LIMITS ON TRANSFERS	You may transfer all or a portion of your assets among the Subaccounts.

You may submit 12 Subaccount transfers each calendar year by U.S. Mail, voice response, telephone or facsimile. Once such 12 Subaccount transfers have been executed a letter will be sent to you notifying you that you may submit additional transfers only in writing by U.S. Mail. Transfer requests sent by same day mail, courier service, telephone or facsimile will not be accepted. The restrictions listed above do not apply to any transfers made among the Subaccounts pursuant to a Dollar Cost Averaging program or Portfolio Rebalancing program. See the “Transfers” provision of this prospectus.

We assess a charge of up to $10 per transfer after the first transfer you make in any calendar month. The minimum transfer amount is $100 or the entire balance in the Subaccount if the transfer will leave a balance of less than $100.

COMPARISON WITH OTHER INSURANCE POLICIES	The Policy is similar in many ways to universal life insurance. As with universal life insurance:
•	the Owner pays premiums for insurance coverage on the Insured(s);

•	the Policy provides for the accumulation of Surrender Value that is payable if the Owner surrenders the Policy during the lifetime of the Insured; and

•	the Surrender Value may be substantially lower than the premiums paid.

However, the Policy differs from universal life insurance in that it permits you to place your Net Premium in the Subaccounts. The amount and duration of life insurance protection and the value of the Policy will vary with the investment performance of the Subaccounts you select. You bear the investment risk with respect to the amounts allocated to the Subaccounts.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy.

TRANSACTION FEES	The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between Subaccounts.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted

Premium Charge	Each time you make a premium payment	3% of each premium	5% of each premium

Surrender Charge[1]	When you surrender the Policy during the first 15 Policy years

When you decrease the Specified Amount at a time when a charge would apply upon surrender

Minimum Charge		$1.09 per $1,000 of Specified Amount	$1.09 per $1,000 of Specified Amount

Maximum Charge		$50.63 per $1,000 of Specified Amount	$50.63 per $1,000 of Specified Amount

Charge for a 45 year old male in the Preferred Non Smoker Risk Class		$9.01 per $1,000 of Specified Amount	$9.01 per $1,000 of Specified Amount

Increase In Specified Amount Charge	When you increase your Specified Amount	$1.50 per $1,000 of increase Specified Amount	$300.00

Partial Surrender Processing Fee	When you partially surrender a portion of the Policy’s Account Value	The lesser of $25 or 2% of the amount partially surrendered	The lesser of $25 or 2% of the amount partially surrendered

Illustration Preparation Fee	When you request a personalized illustration	$0.00	$25 per illustration prepared

Transfer Fee	When you make a transfer	$10 for each transfer after the first transfer in a calendar month	$10 for each transfer

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted

Net Loan Charge[2]	When a loan is taken and monthly thereafter until loan is repaid in full	Net annualized rate of 2.0% for non-preferred loans in all years Net annualized rate of 0.0% for preferred loans in Policy year 11 and thereafter	Net annualized rate of 2.0% for non-preferred loans in all years Net annualized rate of 2.0% for preferred loans in Policy year 11 and thereafter

[1]	The rates vary by the Insured’s gender and issue Age and by the year of coverage. The rate remains level for the first five Policy years, then decreases to zero over the next ten or to age 95 if earlier. The rates shown may not be representative of the charge that a particular Owner may pay. If you would like information on the surrender charge rates for your particular situation, please call us at (800) 352-9910 or your financial representative.
[2]	The annualized net cost of a Policy loan is determined as follows:

	Non-Preferred Loans All Policy Years (and Preferred Loans during Policy Years 1-10)	Preferred Loans Policy Years 11 and Later

Current Interest Rate Charged	6.0%	6.0%
Current Interest Rate Credited	4.0%	6.0%

Net Loan Charge	2.0%	0.0%

Maximum Interest Rate Charged	6.0%	6.0%
Minimum Interest Rate Credited	4.0%	4.0%

Guaranteed Net Loan Charge	2.0%	2.0%

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES	The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.
Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted

Cost of Insurance[1]	On the Policy Date and monthly thereafter on the Monthly Anniversary Date
Minimum Charge		$0.02 per $1,000 of Specified Amount	$0.06 per $1,000 of Specified Amount
Maximum Charge		$79.13 per $1,000 of Specified Amount	$83.33 per $1,000 of Specified Amount
Charge during 1st Policy year for a 45 year old male in the Preferred Non Smoker Risk Class		$0.20 per $1,000 of Specified Amount	$0.28 per $1,000 of Specified Amount

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted

Monthly Deduction	On the Policy Date and monthly thereafter on the Monthly Anniversary Date	$12 per month for first Policy year	$12 per month for first Policy year
		$6 per month after first Policy year	$12 per month after first Policy year

Mortality and Expense Risk Fees	Daily from your assets in the Subaccounts	Annual rates of 0.70% of assets in the Subaccounts	Annual rates of 0.70% of assets in the Subaccounts

[1]	The rates vary by the Insured’s gender, issue Age, risk class, and by the year of coverage. Rates may be increased for Policies issued in an increased risk class. The rates shown may not be representative of the charge that a particular Owner may pay. If you would like information on the cost of insurance charge rates for your particular situation, please call us at (800) 352-9910 or your financial representative.

PERIODIC CHARGES FOR OPTIONAL RIDERS	The next table describes the charges that you will pay periodically for optional riders that are available to the Policy.
	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted

Accelerated Benefit Rider Charge		$0.00	$0.00

Accidental Death Benefit Rider Charge[1]	Monthly Until Attained Age 70 when rider expires
Minimum Charge		$0.08 per $1,000 of coverage	$0.08 per $1,000 of coverage

Maximum Charge		$0.19 per $1,000 of coverage	$0.19 per $1,000 of coverage

Charge during 1st Policy year for a 45 year old in the Standard Risk Class		$0.08 per $1,000 of coverage	$0.08 per $1,000 of coverage

Additional Insured Rider Charge[2]	On the Policy Date and monthly thereafter on the Monthly Anniversary Date
Minimum Charge		$0.056 per $1,000 of rider coverage	$0.06 per $1,000 of rider coverage
Maximum Charge		$72.05 per $1,000 of rider coverage	$83.33 per $1,000 of rider coverage
Charge during 1st Policy year for a 45 year old male in the Preferred Non Smoker Risk Class		$0.19 per $1,000 of rider coverage	$0.28 per $1,000 of rider coverage

Children’s Insurance Rider Charge	Monthly	$0.50 per $1,000 of coverage	$0.50 per $1,000 of coverage

	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted

Waiver of Monthly Deduction Rider Charge[1]	Monthly	A percentage of the total cost of insurance charges (including those imposed on riders)	A percentage of the total cost of insurance charges (including those imposed on riders)

Minimum Charge		3.15%	3.15%

Maximum Charge		31.83%	31.83%

Charge during 1st Policy year for a 45 year old in the Standard Risk Class		8.04% of the total cost of insurance charges (including those imposed on riders)	8.04% of the total cost of insurance charges (including those imposed on riders)

Waiver of Planned Periodic Premium[3]	Monthly	A percentage of the monthly benefit amount	A percentage of the monthly benefit amount

Minimum Charge		3.0%	3.0%

Maximum Charge		7.10%	7.10%

Charge for a 45 year old in the Standard Risk Class		4.80% of the monthly benefit amount	4.80% of the monthly benefit amount

[1]	The rates vary by the Insured’s Attained Age each year. Rates may be increased for Policies issued in an increased risk class. The rates shown may not be representative of the charge that a particular Owner may pay. If you would like information on the rider charge rates for your particular situation, please call us at (800) 352-9910 or ask your financial representative.
[2]	Rates may vary by the additional Insured’s gender, issue Age, risk class and by year of coverage. Rates may be increased for Policies that are issued in an increased risk class. The rates may not be representative of the charge that a particular Owner may pay. If you would like information on the rider charge rates for your particular situation, please call us at (800) 352-9910 or ask your financial representative.
[3]	Rates may vary by the Insured’s issue Age. Rates may be increased for Policies issued in an increased risk class. The rates may not be representative of the charge that a particular Owner may pay. If you would like information on the rider charge rates for your particular situation, please call us at (800) 352-9910 or ask your financial representative.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES

The next table shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. These are expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses. More detail concerning each Portfolio’s fees and expenses appears in the prospectus for each Portfolio.

Annual Portfolio Expenses[1]	Minimum	Maximum

Total Annual Portfolio Operating Expenses (before fee waivers or reimbursements)	0.39%	1.30%

[1]	Expenses are shown as a percentage of Portfolio average daily net assets as of December 31, 2002. The range of expenses in the above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios’ expenses in order to keep the Portfolio expenses below specified limits. In some cases, these expense limitations are contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Portfolio Operating Expenses for all the Portfolios after all fee waivers and expense reimbursements are 0.39% and 1.29%, respectively. Please see the prospectus for each Portfolio for information regarding the expenses for each Portfolio, including fee reduction and/or expense reimbursement arrangements, if applicable.

The Company

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We principally offer life insurance policies and annuity contracts. We do business in 49 states and the District of Columbia. Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230. We are obligated to pay all amounts promised under the Policy.

We are a charter member of the Insurance Marketplace Standards Association (“IMSA”). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA’s Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

The Separate Account

We established the Separate Account as a separate investment account on August 21, 1986. The Separate Account has Subaccounts available under the Policy. Each Subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio of one of the Funds described in “The Portfolios” provision of this prospectus.

The assets of the Separate Account belong to us. However, we may not charge the assets in the Separate Account attributable to the Policies with liabilities arising out of any other business we conduct. If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we conduct.

CHANGES TO THE SEPARATE ACCOUNT

The Separate Account may include other Subaccounts that are not available under this Policy. We may substitute another Subaccount or insurance company separate account under the Policy if, in our judgment, investment in a Subaccount should no longer be possible or becomes inappropriate for the purposes of the Policies, or if investment in another Subaccount or insurance company separate account is in the best interest of Owners. The new Subaccounts may be limited to certain classes of Policies, and the new Subaccounts may have higher fees and charges than the Subaccounts they replaced. No substitution may take place without prior notice to Owners and prior approval of the Securities and Exchange Commission (“SEC”) and insurance regulatory authorities, to the extent required by the Investment Company Act of 1940 (the “1940 Act”) and applicable law.

We may also, where permitted by law:

•	create new separate accounts;

•	combine separate accounts, including combining the Separate Account with another separate account established by the Company;

•	transfer assets of the Separate Account, which we determine to be associated with the class of Policies to which this Policy belongs, to another separate account;

•	add new Subaccounts to or remove Subaccounts from the Separate Account, or combine Subaccounts;

•	make the Subaccounts available under other policies we issue;

•	add new Portfolios or remove existing Portfolios;

•	substitute new Portfolios for any existing Portfolio which we determine is no longer appropriate in light of the purposes of the Separate Account;

•	deregister the Separate Account under the 1940 Act; and

•	operate the Separate Account under the direction of a committee or in another form.

The Portfolios

You select the Subaccounts to which you direct Net Premiums. You may change your future premium allocation without penalty or charges.

Each Fund is registered with the SEC as an open-end management investment company under the 1940 Act. The assets of each Portfolio are separate from other Portfolios of a Fund and each Portfolio has separate investment objectives and policies.

We summarize the investment objectives of each Portfolio below. There is no assurance that any of the Portfolios will meet these objectives. Before choosing a Subaccount to allocate your Net Premiums and assets, carefully read the prospectus for each Portfolio, along with this prospectus.

You may obtain a free copy of the prospectus for each Portfolio by calling us at (800) 352-9910 or by visiting our website at www.gefinancialservice.com, or through your financial representative.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual funds or portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other mutual funds or portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment result of any other mutual funds or portfolios, even if the other mutual funds or portfolios have the same investment adviser or manager, or if the other mutual funds or portfolios have a similar name.

THE SUBACCOUNTS	You may invest in up to 10 Subaccounts at any one time. Each Subaccount invests in one of the Portfolios described below.

	Portfolio	Investment Objective	Adviser (and Sub-Adviser(s), as applicable)

THE ALGER AMERICAN FUND	Alger American Growth Portfolio — Class O Shares	Seeks long-term capital appreciation.	Fred Alger Management, Inc.

	Alger American Small Capitalization Portfolio — Class O Shares	Seeks long-term capital appreciation.	Fred Alger Management, Inc.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.	Growth and Income Portfolio —Class B	Seeks reasonable current income and reasonable opportunity for appreciation.	Alliance Capital Management, L.P.

	Portfolio	Investment Objective	Adviser (and Sub-Adviser(s), as applicable)

FEDERATED INSURANCE SERIES	Federated American Leaders Fund II — Primary Shares	Seeks long-term growth of capital. Providing income is a secondary objective.	Federated Investment Management Company

	Federated Capital Income Fund II — (formerly, Federated Utility Fund II)	Seeks high current income and moderate capital appreciation.	Federated Investment Management Company (subadvised by Federated Global Investment Management Corp.)

	Federated High Income Bond Fund II — Primary Shares	Seeks high current income by investing in lower-rated corporate debt obligations, commonly referred to as “junk bonds.”	Federated Investment Management Company

FIDELITY VARIABLE INSURANCE PRODUCTS FUND (“VIP”)	VIP Equity-Income Portfolio — Initial Class	Seeks reasonable income and will consider the potential for capital appreciation.	Fidelity Management & Research Company; (subadvised by FMR Co., Inc. (FMRC))

	VIP Growth Portfolio — Initial Class	Seeks capital appreciation.	Fidelity Management & Research Company; (subadvised by FMR Co., Inc. (FMRC))

	VIP Overseas Portfolio — Initial Class	Seeks long-term growth of capital.

Fidelity Management & Research Company; (subadvised by Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity International Investment Advisors (FIIA), Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited (FIJ), FMR Co., Inc. (FMRC))

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II (“VIP II”)	VIP II Asset ManagerSM Portfolio — Initial Class	Seeks high total return with reduced risk over the long-term.

Fidelity Management & Research Company (subadvised by Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Limited (FIJ) and Fidelity Investments Money Management, Inc. (FIMM); FMR Co., Inc. (FMRC))

	Portfolio	Investment Objective	Adviser (and Sub-Adviser(s), as applicable)

	VIP II Contrafund® Portfolio — Initial Class	Seeks long-term capital appreciation.

Fidelity Management & Research Company (subadvised by Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East) and Fidelity Investments Japan Limited (FIJ); FMR Co., Inc. (FMRC))

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III (“VIP III”)	VIP III Growth & Income Portfolio — Initial Class	Seeks high total return.

Fidelity Management & Research Company (subadvised by Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East) and Fidelity Investments Japan Limited (FIJ); FMR Co., Inc. (FMRC))

	VIP III Growth Opportunities Portfolio — Initial Class	Seeks capital growth.

Fidelity Management & Research Company (subadvised by Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East) and Fidelity Investments Japan Limited (FIJ); FMR Co., Inc. (FMRC))

	VIP III Mid Cap Portfolio —Service Class 2	Seeks long-term growth of capital.

Fidelity Management & Research Company (subadvised by Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research Far East Inc. (FMR Far East) Fidelity Investments Japan Limited (FIJ); FMR Co., Inc. (FMRC))

GE INVESTMENTS FUNDS, INC.	Global Income Fund	A non-diversified[1] portfolio that seeks high return.	GE Asset Management Incorporated

	Income Fund	Seeks maximum income.	GE Asset Management Incorporated

	International Equity Fund	Seeks long-term growth of capital.	GE Asset Management Incorporated

[1]	A non-diversified portfolio is a portfolio that may hold a larger position in a smaller number of securities than a diversified portfolio. This means that a single security’s increase or decrease in value may have a greater impact on the return and net asset value of a non-diversified portfolio than a diversified portfolio.

	Portfolio	Investment Objective	Adviser (and Sub-Adviser(s), as applicable)

	Mid-Cap Value Equity Fund	Seeks long-term growth of capital and future income.	GE Asset Management Incorporated

	Money Market Fund	Seeks a high level of current income.	GE Asset Management Incorporated

	Premier Growth Equity Fund	Seeks long-term growth of capital and future income.	GE Asset Management Incorporated

	Real Estate Securities Fund	Seeks maximum total return.	GE Asset Management Incorporated (subadvised by Seneca Capital Management)

	S&P 500® Index Fund[1]	Seeks growth of capital and accumulation of income.	GE Asset Management Incorporated (subadvised by SSgA Funds Management, Inc.)

	Small-Cap Value Equity Fund	Seeks long-term growth of capital.	GE Asset Management Incorporated (subadvised by Palisade Capital Management, L.L.C.)

	Total Return Fund	Seeks the highest total return.	GE Asset Management Incorporated

	U.S. Equity Fund	Seeks long-term growth of capital.	GE Asset Management Incorporated

GOLDMAN SACHS VARIABLE INSURANCE TRUST	Goldman Sachs Growth and Income Fund	Seeks long-term growth of capital and growth of income.	Goldman Sachs Asset Management, L.P.

	Goldman Sachs Mid Cap Value Fund	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.

JANUS ASPEN SERIES	Balanced Portfolio — Institutional Shares	Seeks long-term capital growth.	Janus Capital Management LLC

	Capital Appreciation Portfolio — Institutional Shares	A non-diversified[2] portfolio that seeks long-term growth of capital.	Janus Capital Management LLC

	Flexible Income Portfolio — Institutional Shares	Seeks maximum total return, consistent with preservation of capital.	Janus Capital Management LLC

	Global Life Sciences Portfolio — Service Shares	Seeks long-term growth of capital.	Janus Capital Management LLC

	Global Technology Portfolio —Service Shares	A non-diversified[2] portfolio that seeks long-term growth of capital.	Janus Capital Management LLC

	Growth Portfolio — Institutional Shares	Seeks long-term growth of capital in a manner consistent with the preservation of capital.	Janus Capital Management LLC

[1]	“Standard & Poor’s,” “S&P,” and “S&P 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GE Asset Management Incorporated. The S&P 500® Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation or warranty, express or implied, regarding the advisability of investing in this portfolio or the contract.

[2]	A non-diversified portfolio is a portfolio that may hold a larger position in a smaller number of securities than a diversified portfolio. This means that a single security’s increase or decrease in value may have a greater impact on the return and net asset value of a non-diversified portfolio than a diversified portfolio.

	Portfolio	Investment Objective	Adviser (and Sub-Adviser(s), as applicable)

	International Growth Portfolio — Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC

	Mid Cap Growth Portfolio — Institutional Shares (formerly, Aggressive Growth Portfolio)	A non-diversified[1] portfolio that seeks long-term growth of capital.	Janus Capital Management LLC

	Worldwide Growth Portfolio — Institutional Shares	Seeks long-term growth of capital in a manner consistent with the preservation of capital.	Janus Capital Management LLC

MFS® VARIABLE INSURANCE TRUST	MFS® New Discovery Series —Service Class Shares	Seeks capital appreciation.	Massachusetts Financial Services Company (“MFS®”)

OPPENHEIMER VARIABLE ACCOUNT FUNDS	Oppenheimer Aggressive Growth Fund/VA	Seeks capital appreciation.	OppenheimerFunds, Inc.

	Oppenheimer Bond Fund/VA	Seeks a high level of current income and capital appreciation when consistent with its primary objective of high income.	OppenheimerFunds, Inc.

	Oppenheimer Capital Appreciation Fund/VA	Seeks capital appreciation.	OppenheimerFunds, Inc.

	Oppenheimer High Income Fund/VA	Seeks high current income from investments in high yield fixed income securities, including substantial holdings of lower-rated debt securities or “junk bonds.”	OppenheimerFunds, Inc.

	Oppenheimer Multiple Strategies Fund/VA	Seeks total investment return.	OppenheimerFunds, Inc.

PBHG INSURANCE SERIES FUND, INC.	PBHG Growth II Portfolio	Seeks capital appreciation.	Pilgrim Baxter & Associates, Ltd.

	PBHG Large Cap Growth Portfolio	Seeks long term growth of capital.	Pilgrim Baxter & Associates, Ltd.

PIMCO VARIABLE INSURANCE TRUST	Total Return Portfolio —Administrative Class Shares	Seeks to maximize total return.	Pacific Investment Management Company LLC

SALOMON BROTHERS VARIABLE SERIES FUNDS INC	Salomon Brothers Variable Investors Fund — Class I	Seeks long-term growth of capital. Current income is a secondary objective.	Salomon Brothers Asset Management Inc

	Salomon Brothers Variable Strategic Bond Fund — Class I	Seeks a high level of current income. Capital appreciation is a secondary objective.	Salomon Brothers Asset Management Inc

	Salomon Brothers Variable Total Return Fund — Class I	Seeks above-average income.	Salomon Brothers Asset Management Inc

[1]	A non-diversified portfolio is a portfolio that may hold a larger position in a smaller number of securities than a diversified portfolio. This means that a single security’s increase or decrease in value may have a greater impact on the return and net asset value of a non-diversified portfolio than a diversified portfolio.

Not all of these Portfolios may be available in all states or markets.

Shares of the Portfolios are not sold directly to the general public. They are sold to us and may be sold to other insurance companies that issue variable annuity and variable life insurance policies. In addition, they may be sold to retirement plans.

When a Fund sells shares in any of its Portfolios both to variable annuity and to variable life insurance separate accounts, it engages in mixed funding. When a Fund sells shares in any of its Portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding.

Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict. A Fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the prospectuses for the Portfolios for additional information.

We have entered into agreements with either the investment adviser or distributor of each of the Portfolios and/or Funds under which the adviser or distributor pays us a fee ordinarily based upon an annual average percentage of the average aggregate net amount we have invested on behalf of the Separate Account and other separate accounts. The Statement of Additional Information (“SAI”) contains more information about these agreements.

VOTING RIGHTS

As required by law, we will vote shares of the Portfolios held in the Subaccount attributable to you at special shareholder meetings based on instructions from you. However, if the law changes and we are permitted to vote in our own right, we may elect to do so.

We will determine the number of votes you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, we will recognize fractional shares.

We will vote Portfolio shares for which no timely instructions are received in the same proportion to those that are received.

Whenever a Fund calls a shareholder meeting, Owners with voting interests in a Portfolio will be notified of issues requiring the shareholders’ vote as soon as possible before the shareholder meeting. Each person having a voting interest in the Portfolio will receive proxy voting materials, reports, other materials, and a form with which to give us voting instructions.

Charges and Deductions

This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from any charges deducted, such as the mortality and expense risk charge. We may use any such profits for any purpose, including payment of distribution expenses.

PREMIUM CHARGE

We currently deduct a 3.0% charge from each premium before placing the resulting Net Premium in the Subaccounts. This charge is guaranteed not to exceed 5.0%. We currently do not deduct the maximum 5.0% premium charge but reserve the right to do so. We will not assess the premium charge against the Policy loan portion of a premium received from the rollover of a life insurance policy. This charge is generally used to cover taxes assessed by a state or other governmental agency as well as acquisition expenses.

MONTHLY DEDUCTION	We take a monthly deduction on the Policy Date and each Monthly Anniversary Date from your Account Value. The monthly deduction for each Policy consists of:

•	the cost of insurance charge (discussed below);

•	a current monthly Policy charge of $12 in the first Policy year and $6 thereafter (a maximum of $12 per month in all Policy years);

•	any charges for additional benefits added by riders to the Policy (see the “Supplemental Benefits” provision of this prospectus).

SELF-DIRECTED CHARGES

We will deduct the monthly deduction from the Subaccounts based on your written instructions. If you do not provide us with written instructions or if the amount of assets in any Subaccount you specified is inadequate to pay the required charges, we will deduct the monthly deduction on a pro rata basis from your assets in the Subaccounts.

COST OF INSURANCE

The cost of insurance charge is a significant charge under your Policy because it is the primary charge for the Death Benefit we provide you. The cost of insurance charge depends on a number of factors (Age, gender, Policy duration, and risk class) that cause the charge to vary from Policy to Policy and from Monthly Anniversary Date to Monthly Anniversary Date. We will determine the risk class (and therefore the rates) separately for the initial Specified Amount and for any increase in Specified Amount that requires evidence of insurability.

We calculate the cost of insurance charge on each Monthly Anniversary Date based on your net amount at risk. The net amount at risk is affected by factors such as the amount and timing of premium payments, Subaccount investment performance, fees and charges assessed, partial surrenders, Policy loans, and changes to the face amount and to the Death Benefit option.

To determine your cost of insurance charge for a particular Policy Month, we multiply your net amount at risk by the applicable cost of insurance rate. The SAI contains more information about how we calculate the cost of insurance charge.

The cost of insurance rate for an Insured is based on his or her Age, gender, Policy duration and applicable risk class. We currently place Insured(s) in the following risk classes when we issue the Policy, based on our underwriting:

•	a male or female or unisex risk class (where appropriate under applicable law); and

•	a smoker use or non-smoker use risk class.

In addition, some Insureds may qualify for a preferred rating. The original risk class applies to the initial Specified Amount. If an increase in Specified Amount is approved, a different risk class may apply to the increase, based on an Insured’s circumstances at the time of the increase.

We may change the cost of insurance rates from time to time at our sole discretion, but we guarantee that the rates we charge will never exceed the maximum rates shown in your Policy. These rates are based on the Commissioners’ 1980 Standard Ordinary Mortality Tables. The maximum cost of insurance rates are based on the Insured’s Age nearest birthday at the start of the Policy year. Modifications to cost of insurance rates are made for risk classes other than standard. The rates we currently charge are, at most ages, lower than the maximum permitted under the Policies and depend on our expectation of future experience with respect to mortality, interest, expenses, persistency, and taxes. A change in rates will apply to all persons of the same Age, gender (where applicable), and risk class and whose Policies have been in effect for the same length of time.

We will deduct the cost of insurance charge as part of your monthly deduction from the Subaccounts based on your written instructions. If you do not provide us with written instructions, or if the amount of assets in any Subaccount you specified is inadequate to pay the required charges, we will deduct the cost of insurance charge on a pro rata basis from your assets in the Subaccounts.

MONTHLY POLICY CHARGE

The monthly Policy charge helps to cover our administrative expenses incurred with issuing and maintaining your Policy. These expenses include record-keeping and reports to Owners. The Policy charge in year one is $12, deducted monthly. The charge thereafter is $6 and is guaranteed not to exceed $12.

We will deduct the monthly Policy charge as part of your monthly deduction from the Subaccounts based on your written instructions. If you do not provide us with written instructions, or if the amount of assets in any Subaccount you specified is inadequate to pay the required charges, we will deduct the monthly deduction on a pro rata basis from your assets in the Subaccounts.

INCREASE IN SPECIFIED AMOUNT CHARGE

If an increase in Specified Amount becomes effective, there will be a minimum one-time charge for each increase of $1.50 per $1,000 of increased Specified Amount. The charge is guaranteed not to exceed $300. See the “Changing the Specified Amount” provision of this prospectus. This charge will be included in the monthly deduction for the month the increase becomes effective.

MORTALITY AND EXPENSE RISK CHARGE

We currently deduct a daily mortality and expense risk charge at an effective annual rate of 0.70% of the unloaned assets in the Subaccounts. We will allocate the charge among the Subaccounts in the same proportion that your assets in each Subaccount bear to the total assets in all Subaccounts. The option to provide us with written charge allocation instructions is not available for this charge.

The mortality risk we assume is the risk that Insured(s) may live for a shorter period of time than estimated and, therefore, a greater amount of Death Benefit Proceeds than expected will be payable. The expense risk we assume is that expenses incurred in issuing and administering the Policies will be greater than estimated and, therefore, will exceed the expense charge limits set by the Policies.

SURRENDER CHARGE

If you fully surrender your Policy during the surrender charge period, we will deduct a surrender charge. This surrender charge is also sometimes called a “deferred sales load.” The charge compensates us for expenses incurred in issuing the Policy, and face amount increases, and for the recovery of acquisition costs. The maximum surrender charge we will assess is $50.63 per $1,000 of Specified Amount. We calculate the surrender charge by multiplying a factor by the lowest Specified Amount in effect before the surrender, divided by 1000. The factor depends on the issue Age and gender (where applicable) and risk class of the Insured. The surrender charge remains level for the first five Policy years and then decreases each Policy Month to zero over the next ten Policy years or at Age 95 of the Insured, whichever is earlier. We will deduct the surrender charge before we pay the Surrender Value.

The following chart lists the minimum and maximum surrender charges per Policy year:

Minimum Surrender Charge Factors by Policy Year		Maximum Surrender Charge Factors by Policy Year

Policy Year	Rate per $1,000 of Specified Amount	Policy Year	Rate per $1,000 of Specified Amount
1	$1.09	1	$50.63
2	1.09	2	50.63
3	1.09	3	50.63
4	1.09	4	50.63
5	1.09	5	50.63
6	0.98	6	45.56
7	0.87	7	40.50
8	0.86	8	35.44
9	0.65	9	30.37
10	0.54	10	25.31
11	0.43	11	20.25
12	0.32	12	15.18
13	0.21	13	10.12
14	0.10	14	5.06
15	0	15	0

If you decrease the Specified Amount to less than the lowest Specified Amount that had previously been in effect (other than as a result of partial surrenders or changes in Death Benefit options), you will also incur a surrender charge. We will deduct this charge from the Subaccounts based on your written instructions. If you do not provide us with written instructions, or if the amount of assets in any Subaccount you specified is inadequate to pay the required charges, we will deduct the surrender charge on a pro rata basis from your assets in the Subaccounts. The amount of the surrender charge will equal the charge for a full surrender multiplied by the ratio of (a) to (b) where:

(a)	is the lowest Specified Amount that was in effect before the current decrease minus the Specified Amount after the current decrease; and

(b)	the lowest Specified Amount that was in effect before the current decrease.

We disclose the surrender charges on the data pages of your Policy. Upon request, we will illustrate the surrender charges that apply to your Policy.

We do not assess a surrender charge for partial surrenders.

PARTIAL SURRENDER PROCESSING FEE	We deduct a partial surrender processing fee. The fee will not exceed the lesser of $25 or 2% of the amount surrendered.

OTHER CHARGES

Upon written request, we will provide a projection of illustrative future life insurance and Account Value proceeds. We reserve the right to charge a maximum fee of $25 for the cost of preparing the illustration.

There are deductions from and expenses paid out of the assets of each Portfolio that are more fully described in each Portfolio’s prospectus.

We impose a transfer charge of up to $10 for each transfer after the first transfer in a calendar month.

REDUCTION OF CHARGES FOR GROUP SALES

We may reduce charges and/or deductions for sales of the Policies to a trustee, employer or similar entity representing a group or to members of the group where such sales result in savings of sales or administrative expenses. The SAI contains additional information about these reductions including the bases upon which they will be given.

The Policy

The Policy is a flexible premium variable universal life insurance policy. We issue the Policy on the life of a single Insured. We describe your rights and benefits below and in the Policy. There may be differences in your Policy because of requirements of the state where we issued your Policy. We will include any such differences in your Policy.

APPLYING FOR A POLICY

To purchase a Policy, you must complete an application and you or your financial representative must submit it to us at our Home Office. You also must pay an initial premium of a sufficient amount. See the “Premiums” provision of this prospectus. You can submit your initial premium with your application or at a later date. If you submit your initial premium with your application, please remember that we will place your premium in a non-interest bearing account for a certain amount of time. See the “Allocating Premiums” provision of this prospectus. Coverage generally becomes effective as of the Policy Date.

Generally, we will issue a Policy on a single Insured basis covering an Insured up to Age 85. Evidence of insurability must satisfy our underwriting requirements before we will issue a Policy. Required evidence of insurability may include, among other things, a medical examination of the Insured. We may, in our sole discretion, issue a Policy covering an Insured over Age 85. We may reject an application for any lawful reason and in a manner that does not unfairly discriminate against similarly situated purchasers.

If we do not receive the full first premium with your application, the insurance will become effective on the Valuation Day that we receive your premium and that we deliver your Policy. All persons proposed for insurance must be insurable on the Policy Date.

If premium is accepted with the application we may give you a conditional receipt. This means that, subject to our underwriting requirements and subject to a maximum limitation, your insurance will become effective on the effective date we specified in the conditional receipt, provided the Insured is found to be, on the effective date, insurable at standard premium rates for the plan and amount of insurance requested in the application. The effective date will be the lastest of:

(1)	the date of completion of the application;

(2)	the date of completion of all medical examinations and tests required by us as set forth in our Initial Submission Guidelines; or

(3)	the Policy date you requested when that date is later than the date you completed your application.

OWNER	You have rights in the Policy during the Insured’s lifetime under the Policy. If you die before an Insured and there is no contingent Owner, ownership will pass to your estate.

We will treat joint Owners as having equal undivided interests in the Policy. All Owners must together exercise any ownership rights in the Policy. If the last surviving joint Owner dies before the Insured under a Policy and there is no contingent Owner, ownership will pass to your estate.

BENEFICIARY

You designate the primary Beneficiary(ies) and contingent Beneficiary(ies) when you apply for the Policy. You may name one or more primary Beneficiary(ies) or contingent Beneficiary(ies). We will pay the proceeds to the surviving primary Beneficiary(ies), if any (or surviving contingent Beneficiary(ies) if there are no surviving primary
Beneficiary(ies)), in equal shares, unless you request otherwise.

Unless an Optional Payment Plan is chosen, we will pay the Death Benefit Proceeds in a lump sum to the primary Beneficiary(ies). If the primary Beneficiary(ies) dies before the Insured, we will pay the Death Benefit Proceeds to the contingent Beneficiary(ies). If there are no surviving Beneficiary(ies) we will pay the Death Benefit Proceeds to you or your estate.

CHANGING THE OWNER OR BENEFICIARY

During an Insured’s life, you may change the Owner. You may change the Beneficiary(ies) during an Insured’s life (unless a Beneficiary was designated as an irrevocable Beneficiary). To make this change, please write our Home Office. The request and the change must be in a form satisfactory to us and we must actually receive the request. The change will take effect as of the date you signed the request. If the request is undated, the change will take effect the first business day received at our Home Office.

CANCELING A POLICY

You may cancel your Policy during the “free-look period” by returning it to us at our Home Office. The free-look period expires 10 days after you receive the Policy or longer if required by state law. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. Within 7 calendar days after we receive the returned Policy, we will refund an amount equal to the sum of all premiums paid for the Policy, or other amounts as required under state law.

Premiums

GENERAL

The premium amounts sufficient to fund a Policy depend on a number of factors, such as the Age, gender (where applicable), and risk class of a proposed Insured, the desired Specified Amount, any supplemental benefits, investment performance of the Subaccounts. The minimum initial premium is the amount required to issue the Policy. The minimum amount required to issue the Policy is dependent upon a number of factors including the amount of insurance requested, the Age, gender (if applicable) and risk factors of the Insured. The minimum Specified Amount is $100,000. See the “Fee Tables” provision of this prospectus for additional information on fees and charges associated with this Policy. The minimum subsequent premium is $20.00 ($15.00 for payment made via automatic deduction). We will usually credit your initial premium payment to the Policy on the later of the date we approve your application and the date we receive your payment. We will credit any subsequent premium payment to your Policy on the Valuation Day we receive the payment at our Home Office. After you pay the initial premium, you may make unscheduled premium payments in any amount and at any time subject to certain restrictions. Unless you direct us otherwise, we apply unscheduled premium payments first to repay any Policy Debt.

For your convenience, we will monitor your Policy and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a modified endowment contract under the Code. See the “Tax Considerations” provision of this prospectus. We reserve the right to limit the number and amount of any unscheduled premium payments.

TAX-FREE EXCHANGES (1035 EXCHANGES)

We will accept money from another policy as part of your initial premium, if that policy qualifies for a tax-free exchange under Section 1035 of the Code. If you contemplate such an exchange, you should consult a tax adviser to learn the potential tax effects of such a transaction. We will accept 1035 exchanges even if there is an outstanding loan on the other policy, so long as the outstanding loan is no more than 50% of the rollover premium. We may allow higher loan percentages. Replacing your existing coverage with this Policy may not be to your advantage.

CERTAIN INTERNAL EXCHANGES

If you replace an existing GE Life and Annuity Assurance Company (or one of our affiliated companies) fixed permanent life insurance policy with this Policy, we may waive some or all of any applicable surrender charge on the fixed permanent life insurance policy, provided that:

(1)	the fixed permanent life insurance policy has a positive Surrender Value at the time of the exchange; and

(2)	the entire account value in the fixed permanent life insurance policy is rolled over into the Policy.

If you qualify, the maximum amount of surrender charge we will waive on the fixed permanent life insurance policy is equal to 0.03 multiplied by the Account Value.

PERIODIC PREMIUM PLAN

When you apply for a Policy, you may select a periodic premium payment plan. Under this plan, you may choose to receive a premium notice either annually, semi-annually, or quarterly. You can also arrange for annual, semi-annual, quarterly or monthly premium payments paid via automatic deduction from your bank account or any other similar account we accept. You are not required to pay premiums in accordance with this premium plan; you can pay more or less than planned or skip a planned premium payment entirely. Subject to our administrative servicing guidelines, you can change the amount of planned premiums or switch between frequencies, by providing satisfactory instructions to our Home Office. Any change will be effective upon our receipt of the instructions. Depending on your Account Value at the time of an increase in the Specified Amount and the amount of the increase requested, a change in your periodic premium payments may be advisable. See the “Changing the Specified Amount” provision of this prospectus.

MINIMUM PREMIUM PAYMENT

Generally, the minimum amount of premium we will accept in connection with a periodic premium payment plan is $20.00 ($15.00 for payments made via automatic deduction); you may have to pay a higher amount to keep the Policy in force. See the “Premium to Prevent Termination” provision of this prospectus.

ALLOCATING PREMIUMS	When you apply for a Policy, you specify the percentage of your Net Premium we allocate to each Subaccount. You may only direct your Net Premiums and assets to not more than 10 Subaccounts at any given time. You can change the future allocation percentages at any time (subject to certain limitations) by writing or calling our Home Office. The change will apply to all premiums we receive with or after we receive your instructions. Each Net Premium allocation percentage must be a whole number totaling 100%.

Until we approve your application, receive all necessary forms including any subsequent amendments to the application, and receive the entire initial premium, we will place any premiums you pay into a non-interest bearing account. At Policy issue, we will then allocate your Net Premium to the Subaccounts based on the allocation percentages you specified in your application.

How Your Account Value Varies

ACCOUNT VALUE

Your Account Value is the entire amount we hold under your Policy for you. The Account Value serves as a starting point for calculating certain values under a Policy. It is the sum of the total amount under the Policy in each Subaccount and the amount held in the General Account to secure Policy Debt. We determine the Account Value first on your Policy Date (or on the date we receive your initial premium, if later) and thereafter on each Valuation Day. We will not value Subaccount assets on days on which the New York Stock Exchange is closed for trading. Your Account Value will vary to reflect the performance of the Subaccounts to which you have allocated assets and also will vary to reflect Policy Debt, charges for the monthly deduction, mortality and expense risk charges, transfers, partial surrenders, and Policy Debt repayments. Your Account Value may be more or less than the premiums you paid and you bear the investment risk with respect to the amounts allocated to the Subaccounts.

SURRENDER VALUE	The Surrender Value on a Valuation Day is the Account Value reduced by:
(1)	any surrender charge that we would deduct if you surrendered the Policy that day; and

(2)	any Policy Debt.

SUBACCOUNT VALUES

On any Valuation Day, the value of a Subaccount equals the number of units we credit to the Policy multiplied by the unit value for that day. When you make allocations to a Subaccount, either by Net Premium allocation, transfer of assets, transfer of Policy Debt, loan interest from the General Account, or repayment of a Policy loan, we credit your Policy with units in that Subaccount. We determine the number of units by dividing the amount allocated, transferred or repaid to the Subaccount by the unit value for the Valuation Day when we effect the allocation, transfer or repayment. Amounts allocated to a Subaccount are credited to your Policy on the basis of the Subaccount unit value next determined after our receipt of your Net Premium, transfer instruction, or loan repayment (as the case may be).

Transfers

GENERAL

You may transfer all or a portion of your assets among the Subaccounts of the Separate Account on any Valuation Day, subject to certain restrictions. We process transfers among the Subaccounts as of the end of the Valuation Period that we receive the transfer request in good order at our Home Office. There may be limitations placed on multiple requests made at different times during the same Valuation Period involving the same Subaccounts. We may postpone transfers to, from or among the Subaccounts under certain circumstances.

TRANSFERS AMONG THE SUBACCOUNTS

You may submit 12 Subaccount transfers each calendar year by U.S. Mail, voice response, telephone or facsimile. Once such 12 Subaccount transfers have been executed, a letter will be sent to you notifying you that you may submit additional transfers only in writing by U.S. Mail. Transfer requests sent by same day mail, courier service, telephone or facsimile will not be accepted. The restrictions listed above do not apply to any transfers made among the Subaccounts pursuant to a Dollar Cost Averaging program or Portfolio Rebalancing program.

We assess a charge of up to $10 per transfer after the first transfer you make in any calendar month. The minimum transfer amount is $100 or the entire balance in the Subaccount if the transfer will leave a balance of less than $100.

Sometimes, we may not honor your transfer request. We may not honor your transfer request if:

(1)	any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests;

(2)	the transfer is a result of more than one trade involving the same Subaccount within a 30 day period; or

(3)	the transfer would adversely affect Accumulation Unit values.

We also may not honor transfers made by third parties. (See the “Transfers by Third Parties” provision of this prospectus.)

If your transfer request is not processed, you will be sent a letter notifying you that your transfer request was not honored. If we do not honor your transfer request, we will not count that request as a transfer for purposes of the 12 transfers allowed each calendar year as described in the previous section. If you still wish to transfer assets to a specified Subaccount, you must contact our Home Office in accordance with the first paragraph of this section.

When thinking about a transfer of assets, you should consider the inherent risks involved. Frequent transfers based on short-term expectations may increase the risk that you will make a transfer at an inopportune time.

TELEPHONE TRANSACTIONS

You may make your first 12 transfers among the Subaccounts by calling our Home Office provided we receive written authorization from you at our Home Office to execute such transactions prior to your request. Transactions that can be conducted over the telephone include, but are not limited to:

(1)	the first 12 transfers of assets among the Subaccounts in any calendar year (this includes any changes in premium allocations when such changes include a transfer of assets);

(2)	Dollar Cost Averaging; and

(3)	Portfolio Rebalancing.

We will employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, among others:

(1)	requiring you or a third party to provide some form of personal identification before we act on the telephone instructions;

(2)	confirming the telephone transaction in writing to you or a third party you authorized; and/or

(3)	tape recording telephone instructions.

We reserve the right to limit or prohibit telephone transactions.

We may delay making a payment or processing a transfer request if:

(1)	the disposal or valuation of the Separate Account’s assets is not reasonably practicable because the New York Stock Exchange is closed;

(2)	on nationally recognized holidays, trading is restricted by the New York Stock Exchange;

(3)	an emergency exists making the disposal or valuation of securities held in the Separate Account impracticable; or

(4)	the SEC by order permits postponement of payment to protect our Owners.

Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Account Value may be affected since Owners will not have access to their account.

CONFIRMATION OF TRANSACTIONS

We will not be liable for following instructions that we reasonably determine to be genuine. We will send you a confirmation of any transfer we process. You are responsible for verifying transfer confirmations and notifying us of any errors within 30 days of receiving the confirmation statement.

TRANSFERS BY THIRD PARTIES

As a general rule and as a convenience to you, we allow you to give a third party the right to effect transfers on your behalf. However, when the same third party makes transfers for many Owners, the result can be simultaneous transfers involving large amounts of assets. Such transfers can disrupt the orderly management of the Portfolios underlying the Policy, can result in higher costs to Owners, and are generally not compatible with the long-range goals of Owners. We believe that such simultaneous transfers are not in the best interests of all shareholders of the Portfolios underlying the Policies, and the management of those Portfolios share this position.

Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties who make transfers on behalf of multiple owners, we may not honor such transfers. Also, we will institute procedures to assure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they are submitted. These procedures will not, however, prevent Owners from making their own transfer requests.

DOLLAR COST AVERAGING

The Dollar Cost Averaging program permits you to systematically transfer on a monthly or quarterly basis a set dollar amount from the Subaccount investing in the GE Investments Funds, Inc. — Money Market Fund (the “Money Market Subaccount”) to any combination of Subaccounts other than the Money Market Subaccount (as long as the total number of Subaccounts used does not exceed the maximum number allowed under the Policy). The Dollar Cost Averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar Cost Averaging does not assure a profit or protect against a loss.

You may participate in the Dollar Cost Averaging program by completing a Dollar Cost Averaging agreement, or by calling our Home Office. To use the Dollar Cost Averaging program, you must transfer at least $100 from the Money Market Subaccount to any Subaccount other than the Money Market Subaccount. If any transfer would leave less than $100 in the Money Market Subaccount from which transfers are being made, we will transfer the entire amount. Once elected, Dollar-Cost Averaging remains in effect from the date we receive your request until the value of the Money Market Subaccount from which transfers are being made is depleted, or until you cancel the program by written request or by telephone if we have your telephone authorization on file. The Dollar Cost Averaging program will start 30 days after we receive your premium payment and instructions, unless you specify an earlier date. (See the “Allocating Premiums” provision for a description of when this occurs.)

There is no additional charge for Dollar Cost Averaging, and we do not consider a transfer under this program as a transfer for purposes of assessing a transfer charge (if assessed), or for calculating any limit on the maximum number of transfers we may impose for a calendar year. We reserve the right to discontinue or modify the Dollar-Cost Averaging program at any time and for any reason.

PORTFOLIO REBALANCING

Once you allocate your premium among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us to automatically rebalance on a quarterly, semi-annual or annual basis your assets to return to the percentages specified in your allocation instructions. You may elect to participate in the Portfolio Rebalancing program at any time by completing the Portfolio Rebalancing agreement. Your percentage allocations must be in whole percentages. Subsequent changes to your percentage allocations may be made at any time by writing or calling our Home Office. Once elected, Portfolio Rebalancing remains in effect from the date we receive your request until you instruct us to discontinue Portfolio Rebalancing.

There is no additional charge for using Portfolio Rebalancing, and we do not consider a transfer under this program a transfer for purposes of assessing a transfer charge, or for calculating any limit on maximum number of transfers we may impose for a calendar year. We reserve the right to discontinue or modify the Portfolio Rebalancing program at any time and for any reason. Portfolio Rebalancing does not guarantee a profit or protect against a loss. We also reserve the right to exclude certain Subaccounts from Portfolio Rebalancing.

Death Benefits

As long as the Policy remains in force, we will pay the Death Benefit Proceeds upon receipt by our Home Office of satisfactory proof of the Insured’s death. See the “Requesting Payments” provision of this prospectus. We will pay the Death Benefit Proceeds to the named Beneficiary(ies).

AMOUNT OF DEATH BENEFIT PAYABLE

The amount of Death Benefit payable equals:

• the Death Benefit Proceeds determined under the Death Benefit option in effect on the date of death of the Insured;

• plus any supplemental Death Benefit provided by rider;

• minus any Policy Debt on that date; and

• minus the premium that would have been required to keep the Policy in force if the date of death occurred during a grace period.

Under certain circumstances, we may further adjust the amount of the Death Benefit payable. See the “Incontestability,” the “Misstatement of Age or Gender” and the “Suicide” provisions of this prospectus.

The minimum Specified Amount is $100,000.

DEATH BENEFIT OPTIONS

A Policy must satisfy the Guideline Premium Test to qualify as a life insurance contract for purposes of Section 7702 of the Code. There are two Death Benefit Options under the Policy. The Death Benefit will be the greater of the Death Benefit under the Death Benefit option you select or the Minimum Death Benefit resulting from the Guideline Premium Test. The SAI contains more information about how we determine the Death Benefit.

For any Death Benefit option, the calculation of the minimum Death Benefit is shown in the Policy. The minimum Death Benefit generally is the lowest Death Benefit which will qualify the Policy as life insurance under Section 7702 of the Code.

The Death Benefit is set forth below:

•	Under Option A, the Death Benefit is the Specified Amount plus the Account Value.

•	Under Option B, the Death Benefit is the Specified Amount.

Under all options, we determine the Specified Amount and the Account Value on the Valuation Day of the death of the Insured.

Under Death Benefit Option A, the Death Benefit Proceeds will vary directly with the investment performance of the Portfolios. Under Death Benefit Option B, the Death Benefit Proceeds ordinarily will not change until the applicable percentage amount of the Account Value exceeds the Specified Amount or you change the Specified Amount.

CHANGING THE DEATH BENEFIT OPTION

You select the Death Benefit option when you apply for the Policy. You may change your Death Benefit option at any time by writing to our Home Office. The effective date of the change will be the Monthly Anniversary Date after we receive the request for the change. We will send you revised Policy data pages reflecting the new option and the effective date of the change. We will adjust the Specified Amount on the effective date of the change in Death Benefit option to ensure the Death Benefit after the change equals the Death Benefit before the change. A change in the Death Benefit option will affect the cost of insurance charges. A change in the Death Benefit may have Federal tax consequences. See the “Tax Considerations” provision of this prospectus, as well as the SAI for additional information.

CHANGING THE SPECIFIED AMOUNT

After a Policy has been in effect for one year, you may increase or decrease the Specified Amount. To make a change, you must send your written request and the Policy to our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which may change your cost of insurance.

Any change in the Specified Amount will affect the maximum premium limitation. If a decrease in the Specified Amount causes the premiums to exceed new lower limitations required by Federal tax law, we will withdraw the excess from the Account Value and refund that amount to you so that the Policy will continue to meet the requirements as a life insurance Policy under the Code. We will withdraw the assets that we refund from each Subaccount on a pro rata basis.

Any decrease in the Specified Amount will become effective on the Monthly Anniversary Date after the date we receive the request. The decrease will first apply to coverage provided by the most recent increase, then to the next most recent increases successively, then to the coverage under the original application. During the Continuation Period, we will not allow a decrease unless the Account Value less any Policy Debt is greater than the surrender charge. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy when we issued it. A decrease may cause us to assess a surrender charge and may require us to pay excess Account Value.

To apply for an increase in Specified Amount, you must complete a supplemental application and submit evidence of insurability satisfactory to us. Any approved increase will become effective on the date shown in the supplemental Policy data page. Please note that an increase will not become effective if the Policy’s Surrender Value is too low to cover the monthly deduction for the Policy Month following the increase.

An increase in the Specified Amount will increase the Continuation Amount.

A change in your Specified Amount may have Federal tax consequences. See the “Tax Considerations” provision of this prospectus.

CHARGE FOR INCREASE IN SPECIFIED AMOUNT

If there is an increase in the Specified Amount, there will be a one-time charge per increase of at least $1.50 per $1,000 of increase in Specified Amount (this charge is guaranteed never to exceed $300). This charge is assessed to cover the costs associated with administering and underwriting the increase. This charge will be included in the monthly deduction for the month the increase becomes effective.

Surrenders and Partial Surrenders

SURRENDERS

You may cancel and surrender your Policy at any time before the Insured dies. The Policy will terminate on the Valuation Day we receive your request for surrender at our Home Office. You will not be able to reinstate the Policy.

We will pay you the Surrender Value in a lump sum unless you make other arrangements. You will incur a surrender charge if you surrender your Policy during the first 15 Policy years. This charge remains level for the first five Policy years, then declines to zero at the end of year 15, or Age 95 of the Insured if earlier. See the “Surrender Charge” provision of this prospectus. A surrender may have adverse tax consequences. See the “Tax Considerations” provision of this prospectus.

PARTIAL SURRENDERS

You may take partial surrenders if you elect Death Benefit Option A. If you elect Death Benefit Option B, you only may take partial surrenders after the first Policy year. The minimum partial surrender amount is $500.

We will assess a processing fee for each partial surrender equal to the lesser of $25 or 2% of the amount partially surrendered. See the “Partial Surrender Processing Fee” provision of this prospectus. The amount of the partial surrender will equal the amount you requested to surrender adjusted for any processing fee, if assessed.

When you request a partial surrender, you can direct how we deduct the partial surrender from your Account Value. If you provide no directions, or if the amount of assets in any of the Subaccounts you specified is inadequate, we will deduct the partial surrender on a pro-rata basis from among all Subaccounts in which you have allocated assets.

EFFECT OF PARTIAL SURRENDERS

A partial surrender will reduce both the Account Value and the Death Benefit Proceeds by the amount of the partial surrender. A partial surrender may have Federal tax consequences. See the “Tax Considerations” provision of this prospectus, as well as the SAI for additional information.

Loans

GENERAL	You may borrow up to the following amount:

•	90% of the difference between your Account Value at the end of the Valuation Period during which we received your loan request and any surrender charges on the date of the loan;

•	less any outstanding Policy Debt.

When we make a loan, we transfer an amount equal to the loan proceeds from your Account Value in the Separate Account to our General Account and hold it as “collateral” for the loan. If you do not direct an allocation for this transfer, we will make it on a pro-rata basis from each Subaccount in which you have invested. We will credit interest at an annualized effective rate of at least 4% on that collateral.

We may charge and credit different rates on Policy debt depending on your Policy year and whether we are loaning a portion of premiums paid (non-preferred) or earnings (preferred).

For non-preferred loans, we currently credit interest at an annualized effective rate of 4.0% on collateral corresponding to Policy Debt and charge interest daily at an annualized effective rate of 6.0% on outstanding Policy Debt. For preferred loans after the tenth Policy year, we currently credit interest at an annualized effective rate of 6.0% on collateral corresponding to Policy Debt and charge interest daily at an annualized effective rate of 6.0% on outstanding Policy Debt, essentially providing a Policy loan without an interest charge.

We transfer Account Value equal to the amount of the loan into a Loan Account where you will receive an interest credit.

	Non-Preferred Loans All Policy Years (and Preferred Loans during Policy Years 1-10)	Preferred Loans Policy Years 11 and Later

Current Interest Rate Charged	6.0%	6.0%
Current Interest Rate Credited	4.0%	6.0%

Net Loan Charge	2.0%	0.0%

Maximum Interest Rate Charged	6.0%	6.0%
Minimum Interest Rate Credited	4.0%	4.0%

Guaranteed Net Loan Charge	2.0%	2.0%

Loans will reduce the Account Value, the Surrender Value and the Death Benefit Proceeds and may cause the Policy to lapse if not repaid.

Interest is due and payable at the end of each Policy year while a Policy loan is outstanding. If, on any Policy anniversary, you have not paid interest accrued since the last Policy anniversary, we add the amount of the interest to the loan and this becomes part of your outstanding Policy Debt. We transfer the interest due from each Subaccount on a pro-rata basis.

REPAYMENT OF POLICY DEBT

You may repay all or part of your Policy Debt at any time while an Insured is living and the Policy is in effect. We will treat any unscheduled premium payments by you (other than the initial premium) as the repayment of any outstanding Policy Debt, unless otherwise instructed. We will first apply any repayment to reduce the portion of Policy Debt that is not Preferred Policy Debt. We will treat the portion of the payment in excess of any outstanding Policy Debt as an additional premium payment. See the “Premiums” provision of this prospectus.

When you repay a loan, we transfer an amount equal to the repayment from our General Account to the Separate Account and allocate it as you directed when you repaid the loan. If you provide no directions, we will allocate the amount according to your current instructions for premium allocations.

You must send loan repayments to our Home Office. We will credit the repayments as of the Valuation Day we receive them.

EFFECT OF POLICY LOANS

A Policy loan impacts the Policy, because we reduce the Death Benefit Proceeds and Surrender Value under the Policy by the amount of any outstanding loan plus interest you owe on the loan. Repaying the loan causes the Death Benefit Proceeds and Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan as collateral. The amount held as collateral is not affected by the Separate Account’s investment performance. Amounts transferred from the Separate Account as collateral will affect the Account Value, whether or not the loan is repaid, because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment performance of the Separate Account.

There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. See the “Tax Considerations” provision of this prospectus.

We will notify you if the sum of your loans plus any interest you owe on the loans is more than the Account Value less applicable surrender charges, or if during the Continuation Period, the sum of your loans plus any interest you owe on the loans is more than the Account Value less any applicable surrender charges, and the Net Total Premium is less than the Continuation Amount. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may terminate.

Termination

PREMIUM TO PREVENT TERMINATION

Generally, if on a Monthly Anniversary Date, the Surrender Value of your Policy is too low to cover the monthly deduction, your Policy will be in default and a grace period will begin. In that case, we will mail you notice of the additional premium necessary to prevent your Policy from terminating. You will have a 61 day grace period from the date we mail the notice to make the required premium payment.

However, your Policy will not lapse during the Continuation Period, even if your Surrender Value is too low to cover the monthly deduction, so long as the Net Total Premium is at least equal to the Continuation Amount. At the end of the Continuation Period, you may, however, have to make an additional premium payment to keep the Policy in force.

GRACE PERIOD

If the Insured should die during the grace period before you pay the required premium, the Death Benefit Proceeds will still be payable to the Beneficiary(ries), although we will reduce the amount of the Death Benefit payable by the amount of premium that would have been required to keep the Policy in force. If you have not paid the required premium before the grace period ends, your Policy will terminate. The Policy will have no value and no benefits will be payable. However, you may reinstate your Policy under certain circumstances. The SAI contains more information about the grace period.

REINSTATEMENT

If you have not surrendered your Policy, you may reinstate your Policy within three years after termination, provided you meet certain conditions, including the payment of the necessary premium and submission of satisfactory evidence of insurability. See your Policy and the SAI for further information.

EXCHANGE PRIVILEGE

During the first 24 Policy Months, you may convert the Policy to a permanent fixed benefit Policy offered by us or by one of our affiliates. If you object to a material change in the investment policy of the Separate Account or the Subaccounts, you also may convert the Policy to a permanent fixed benefit Policy within 60 days after the change. In either case, you may elect either the same Death Benefit Proceeds or the Death Benefit Proceeds minus your Account Value as the existing Policy at the time of conversion. We will base premiums on the same Age at issue and risk class of the Insured as the existing Policy. The conversion will be subject to an equitable adjustment in payments and Account Value to reflect variances, if any, in the payments and assets under the existing Policy and the new Policy. See you Policy for further information.

Requesting Payments

You may send your written requests for payment to our Home Office or give them to one of our authorized agents for submission to our Home Office. We will ordinarily pay any Death Benefit Proceeds, loan proceeds or surrender or partial surrender proceeds in a lump sum within 7 days after receipt of your written request at our Home Office of all the documents required for such a payment. Other than the Death Benefit Proceeds, which we determine as of the Valuation Day of the Insured’s death, the amount we pay is as of the end of the Valuation Period during which our Home Office receives all required documents. We may pay the Death Benefit Proceeds in a lump sum or under an Optional Payment Plan. See the “Optional Payment Plans” provision of this prospectus and the SAI.

In most cases, when we pay Death Benefit Proceeds in a lump sum, we will pay these proceeds either:

(1)	to your Designated Beneficiary(ies) directly in the form of a check; or

(2)	by establishing an interest bearing account called the “GE Secure Access Account” for the Designated Beneficiary(ies) in the amount of Death Benefit Proceeds payable.

When establishing the GE Secure Access Account we will send the Beneficiary a checkbook within 7 days after we receive all the required documents, and the Beneficiary(ies) will have immediate access to the account simply by writing a check for all or any part of the amount of the Death Benefit Proceeds payable. The GE Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the GE Secure Access Account. If we do not receive instructions from the Beneficiary(ies) with regard to the form of Death Benefit payment, we will automatically establish the GE Secure Access Account.

Any Death Benefit Proceeds that we pay in one lump sum will include interest from the date of death to the date of payment. We will credit interest at a rate we set, or a rate set by law if greater. The minimum interest rate which we may credit is 2.5%. We will not credit interest beyond one year or any longer time set by law. We will reduce Death Benefit Proceeds by any outstanding Policy Debt and any due and unpaid charges and will increase Death Benefit Proceeds by any benefits added by rider.

We also may defer making payments attributable to a check or draft that has not cleared the bank on which it is drawn.

State law requires that we reserve the right to defer payments from the General Account for payment of the Death Benefit Proceeds for up to six months from the date we receive request for payment.

Tax Considerations

INTRODUCTION

This part of the prospectus discusses the Federal income tax treatment of the Policy. The Federal income tax treatment of the Policy is complex and sometimes uncertain and may vary with your particular circumstances.

This discussion is general and is not intended as tax advice. It does not address all of the Federal income tax rules that may affect you and your Policy. This discussion also does not address Federal estate or gift tax consequences, or state or local tax consequences, associated with a Policy. As a result, you should always consult a tax adviser about the application of the tax rules and regulations to your individual situation.

TAX STATUS OF THE POLICY

Federal income tax law generally grants favorable treatment to life insurance; the proceeds paid on the death of the Insured are excluded from the gross income of the Beneficiary, and the Owner is not taxed on increases in the Account Value unless amounts are distributed while the Insured is alive. The Policy is designed to comply with the Guideline Premium Test under the tax laws, which are described in the SAI.

Regardless of the tax compliance test selected, two other requirements must be met for your Policy to receive favorable tax treatment as life insurance:

•	the investments of the Separate Account must be “adequately diversified” in accordance with Internal Revenue Service (“IRS”) regulations; and

•	your right to choose particular investments for a Policy must be limited.

Investments in the Separate Account must be diversified.    The IRS has issued regulations that prescribe standards for determining whether the investments of the Separate Account, including the assets of the Portfolios in which the Separate Account invests, are “adequately diversified.” If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Account Value over the premiums paid for the Policy.

Although we do not control the investments of all of the Portfolios (we only indirectly control those of GE Investments Funds, Inc., through an affiliated company), we expect that the Portfolios will comply with the IRS regulations so that the Separate Account will be considered “adequately diversified.”

Restrictions on the extent to which you can direct the investment of assets.    Federal income tax law limits your right to choose particular investments for the Policy. The U.S. Treasury Department stated in 1986 that it expected to issue guidance clarifying those limits, but it has not yet done so. Thus, the nature of the limits is currently uncertain. As a result, your right to allocate assets among the Portfolios may exceed those limits. If so, you would be treated as the owner of a portion of the assets of the Separate Account and thus be subject to current taxation on the income and gains from those assets.

We do not know what limits may be set forth in any guidance that the Treasury Department may issue, or whether any such limits will apply to existing Policies. We therefore reserve the right to modify the Policy without your consent to attempt to prevent the tax law from considering you as an owner of a portion of the assets of the Separate Account.

No guarantees regarding tax treatment.    We make no guarantees regarding the tax treatment of any Policy or of any transaction involving a Policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your Account Value until there is a distribution from your Policy.

TAX TREATMENT OF POLICIES — GENERAL	Death Benefit Proceeds and Account Value increases. A Policy’s treatment as life insurance for Federal income tax purposes generally has the following results:
•	Death Benefit Proceeds are excludable from the gross income of the Beneficiary;

•	you are not taxed on increases in the Account Value unless amounts are distributed from the Policy while the Insured is alive;

•	the taxation of amounts distributed while the Insured(s) is alive depends upon whether your Policy is a “modified endowment contract.” The term “modified endowment contract,” is defined in the section entitled “Definition of a Modified Endowment Contract” located in the “Special Rules for Modified Endowment Contracts” provision of this prospectus.

Partial and full surrenders and maturity proceeds.    If your Policy is not a modified endowment contract, you will generally pay tax on the amount of a partial or full surrender only to the extent it exceeds your “investment in the contract.”

Accelerated Benefit Rider.    Your Policy may contain an Accelerated Benefit Rider, which provides you with access to a portion of the Death Benefit if the Insured becomes terminally ill. The accelerated benefit payment is treated in the same manner as Death Benefit Proceeds for tax purposes, meaning that it generally will be excludable from gross income. But if the Insured under the Policy is an officer, director, or employee of the Owner of the Policy, or is financially interested in the trade or business of the Owner, the payment would be taxable in part.

Loans.    If your Policy is not a modified endowment contract there is uncertainty as to the treatment of a loan received under the Policy (i.e., Policy Debt). It is possible that Policy loans will be treated as taxable distributions.

SPECIAL RULES FOR MODIFIED ENDOWMENT CONTRACTS

Definition of a “modified endowment contract.”    Special rules apply to a Policy classified as a modified endowment contract. A Policy will be classified as a modified endowment contract if either of the following is true:

•	if premiums are paid more rapidly than allowed by a “7-pay test” under the tax law. At your request, we will let you know the amount of premium that may be paid for your Policy in any year that will avoid modified endowment contract treatment under the 7-pay test;

•	if the Policy is received in exchange for another policy that is a modified endowment contract.

If there is a reduction of benefits during the first seven years under a single life Policy, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face value. If there is a “material change” in the benefits or terms, then the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the Death Benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a Death Benefit equal to the lowest Death Benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A prospective Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Tax treatment of modified endowment contracts.    If a Policy is classified as a modified endowment contract, the following special rules apply:

•	a partial surrender will be taxable to you to the extent that your Account Value exceeds your investment in the Policy;

•	a loan from the Policy (together with any unpaid interest included in Policy Debt), and the amount of any assignment or pledge of the Policy, will be taxed in the same manner as a partial surrender.

A penalty tax of 10% will be imposed on the amount of any full or partial surrender, loan and unpaid loan interest included in Policy Debt, assignment, or pledge on which you must pay tax. However, the penalty tax does not apply to a distribution made:

(1)	after you reach age 59 1/2;

(2)	because you have become disabled, within the meaning of the tax law; or

(3)	in substantially equal periodic payments (not less frequently than annually) made over your life or life expectancy (or over the joint lives or life expectancies of you and your beneficiary, within the meaning of the tax law).

Special rules if you own more than one modified endowment contract.    All modified endowment contracts that we (or any of our affiliates) issue to you within the same calendar year will be combined to determine the amount of any distribution from the Policy that will be taxable to you.

Interpretative issues.    The tax law’s rules relating to modified endowment contracts are complex and open to considerable variation in interpretation. You should consult your tax adviser before making any decisions regarding changes in coverage under or distributions from your Policy.

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

TAX SHELTER REGULATIONS	Owners that are corporations should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

ALTERNATIVE MINIMUM TAX	There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

INCOME TAX WITHHOLDING

We may be required to withhold and pay to the IRS a part of the taxable portion of each distribution made under a Policy. However, in many cases, you may elect not to have any amounts withheld. You are responsible for payment of all taxes and early distribution penalties, regardless of whether you request that no taxes be withheld or if we do not withhold a sufficient amount of taxes. At the time you request a distribution from the Policy, we will send you forms that explain the withholding requirements.

TAX STATUS OF THE COMPANY

Under existing Federal income tax law, we do not expect to incur any Federal income tax liability on the income or gains in the Separate Account. Based upon this expectation, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we are required to pay taxes on some or all of the income and gains earned by the Separate Account, we may impose a charge for those taxes.

We may also incur state and local taxes, in addition to premium taxes for which a deduction from premiums is currently made. At present, these taxes are not significant. If there is a material change in state or local tax laws, we may impose a charge for any taxes attributable to the Separate Account.

OTHER CONSIDERATIONS AND CHANGES IN THE LAW

The transfer of the Policy or designation of a Beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation skipping transfer tax consequences under Federal tax law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for the purpose of Federal, state and local estate, inheritance, generation skipping and other taxes.

This discussion is based on our understanding of the Federal income tax law existing on the date of this prospectus. Congress, the IRS, and the courts may modify these laws at any time, and may do so retroactively. Any person concerned about the tax implications of ownership of a Policy should consult a tax adviser.

Other Policy Information

OPTIONAL PAYMENT PLANS

The Policy currently offers the following five Optional Payment Plans, free of charge, as alternatives to the payment of a Death Benefit or Surrender Value in a lump sum (see “Requesting Payments” provision of this prospectus):

•	Income for a Fixed Period;

•	Life Income;

•	Income of a Definite Amount;

•	Interest Income; and

•	Joint Life and Last Survivor Income.

These options are described in the SAI.

You may select an Optional Payment Plan in your application or by writing our Home Office. We will transfer any amount left with us for payment under an Optional Payment Plan to our General Account. Payments under an Optional Payment Plan will not vary with the investment performance of the Separate Account because they are forms of fixed-benefit annuities. See the “Tax Treatment of Policies” provision of this prospectus. Even if the Death Benefit under the Policy is excludible from income, payments under Optional Payment Plans may not be excludible in full. This is because earnings on the Death Benefit after the Insured’s death are taxable and payments under the Optional Payment Plans generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Optional Payment Plans. Amounts allocated to an Optional Payment Plan will earn interest at 3% compounded annually. Certain conditions and restrictions apply to payments received under an Optional Payment Plan. For further information, please review your Policy or contact one of our authorized agents.

DIVIDENDS	The Policy is non-participating. We will not pay dividends on the Policy.

INCONTESTABILITY	The limitations on our right to contest the Policy are described in the SAI.

SUICIDE EXCLUSION	Our obligations in the event an Insured commits suicide are described in the SAI.

MISSTATEMENT OF AGE OR GENDER	We will adjust the Death Benefit Proceeds if you misstate an Insured’s Age or gender in your application.

WRITTEN NOTICE	You should send any written notice to us at our Home Office at the address listed on page 1 of this prospectus. The notice should include the Policy number and the full name of the Insured. We will send any notice to the address shown in the application unless an appropriate address change form has been filed with us.

TRUST

If you name a trust as the Owner or Beneficiary of the Policy and the trustee subsequently exercises ownership rights or claims benefits thereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his/her authority. Payment of Policy benefits to the trustee will release us from all obligations under the Policy to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.

OTHER CHANGES	At any time, we may make such changes in the Policy as are necessary:

•	to assure compliance at all times with the definition of life insurance prescribed by the Code;

•	to make the Policy, our operations, or the operation of the Separate Account conform with any law or regulation issued by any government agency to which they are subject; or

•	to reflect a change in the operation of the Separate Account, if allowed by the Policy and applicable regulations.

Only the President or a Vice President of the Company has the right to change the Policy. No financial representative appointed as our agent has the authority to change the Policy or waive any of its terms. The President or a Vice President of the Company must sign all endorsements, amendments, or riders to be valid.

REPORTS

We maintain records and accounts of all transactions involving the Policy, the Separate Account, and Policy Debt. Within 30 days after each Policy anniversary, we will send you a report showing information about your Policy. The report will show:

•	the Specified Amount;

•	the Account Value;

•	the value in each Subaccount;

•	the Surrender Value;

•	the Policy Debt; and

•	the premiums paid and charges made during the Policy year.

We also will send you an annual and a semi-annual report for each Portfolio underlying a Subaccount to which you have allocated assets, as required by the 1940 Act. In addition, when you pay premiums or if you take out a Policy loan, make transfers or take partial surrenders, you will receive a written confirmation of these transactions.

SUPPLEMENTAL BENEFITS	There are several supplemental benefits that may be added to a Policy. These benefits may not be available in all states or markets.

All riders are available at the time the Policy is issued or any time thereafter with the exception of the Planned Periodic Premium Rider which is only available at issue. Riders may be canceled at any time by notifying us in writing at our Home Office.

We will deduct monthly charges from your Account Value as part of the monthly deduction for the benefits described below except for the Accelerated Death Benefit Rider, for which there is no charge. See the “Charges and Deductions, Monthly Deduction” provision of this prospectus.

Additional rules and limits apply to these supplemental benefits. Please ask your financial representative for further information and individual illustrations or contact our Home Office at the address or telephone number listed on page 1 of this prospectus.

Accelerated Benefit Rider.    You may elect an accelerated benefit if the Insured is terminally ill. There is no charge for the election of this rider. The Accelerated Benefit Rider provides you with access to a portion of the Death Benefit during the Insured’s lifetime, if the Insured is diagnosed with a terminal illness. Additional information concerning this rider, including the amount and when it becomes available, is included in the SAI.

Accidental Death Benefit.    This rider provides an additional Death Benefit should the Insured’s death occur as a result of an accident (as defined by the rider). Amounts provided by this benefit are in addition to the Specified Amount of the base Policy. The Specified Amount of the rider can be from $5,000 to $200,000, but may not exceed the Specified Amount of the base Policy. The maximum monthly charge is $0.19 per $1,000 of Specified Amount but ends at Attained Age 70 when the rider expires.

Additional Insured Rider.    An additional Insured can be added with this term insurance rider. The rider is available to the same issue Ages and risk classes as the base Insured. The minimum amount of insurance is $10,000 and the maximum is the Specified Amount on the base Policy. This rider also contains a conversion option that expires on the Policy anniversary nearest the additional Insured’s 70th birthday. The cost of this rider will not exceed the cost of insurance on a guaranteed basis. The charge for this rider is based on the additional Insured’s Age, risk class and gender.

Children’s Insurance Rider.    This rider provides available insurance coverage for each child of the Insured. The minimum amount of insurance coverage is $2,000; the maximum amount is $10,000. There is a conversion privilege at the Policy anniversary nearest each child’s 25th birthday or when the Policy ends, if earlier. If the Insured dies while the Policy is in effect, each child that is covered under this rider will receive a fully-paid Policy for the rider amount of insurance. The current and maximum monthly rate for this rider is $0.50 per $1,000 of rider insurance coverage.

Waiver of Monthly Deduction Rider.    In the event of total disability, this rider provides premium payments for the Policy. The rider is available for issue ages 15-60 (rating restrictions may apply). The amount of premium benefit equals the maximum monthly deduction required to keep the Policy in force. Coverage under this rider ends on the Policy anniversary nearest the Insured’s 65th birthday unless the Insured has been continuously disabled for the previous five years. The maximum cost of the rider is 31.83% of the total monthly cost of insurance charges, including rider cost of insurance.

Waiver of Planned Periodic Premium Rider.    This rider is only available at issue and will provide a benefit in form of planned monthly premium payments to the Policy in the event of a disability (as defined in the rider). Coverage under this rider ends on the Policy anniversary that occurs on or nearest to the Insured’s 65th birthday unless the Insured has been continuously disabled for the previous five years occurring before that date. The cost of this rider is based on a percentage of the total monthly benefit. This rider does not guarantee the Policy will not terminate. The monthly benefit amount selected may not be sufficient at the time of disability to cover all Policy costs.

USING THE POLICY AS COLLATERAL

You can assign the Policy as collateral security. You must notify us in writing on the appropriate form if you assign the Policy. Any payments we make before we receive notice of the assignment will not be affected. We are not responsible for the validity of an assignment. An assignment may affect your rights and the rights of the Beneficiary(ies).

REINSURANCE	We may reinsure a portion of the risks assumed under the Policies.

LEGAL PROCEEDINGS

We, like other insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Except for the McBride case described below, which is still in its preliminary stages, and its ultimate outcome, and any effect on us, cannot be determined at this time, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on our Consolidated Financial Statements.

On November 1, 2000, we were named as a defendant in a lawsuit filed in Georgia state court related to the sale of universal life insurance policies (McBride v. Life Insurance Co. of Virginia dba GE Life and Annuity Assurance Co.). On December 1, 2000, we successfully removed the case to the United States District Court for the Middle District of Georgia. The complaint is brought as a class action on behalf of all persons who purchased certain universal life insurance policies from us and alleges improper sales practices in connection with the sale of universal life insurance policies. No class has been certified. On February 27, 2002, the Court denied our motion for summary judgment. We have vigorously denied liability with respect to the plaintiff’s allegations and the ultimate outcome of the McBride litigation cannot be determined at this time. The complaint seeks monetary compensation for premium amounts paid to us allegedly in excess of contractual obligations, other unspecified compensatory damages, punitive damages, a declaration that we cannot collect premiums from contractholders in excess of alleged contractual obligations, and equitable recission rights.

Capital Brokerage Corporation, the principal underwriter, is not engaged in any litigation of any material nature.

Financial Statements

We have included the consolidated financial statements of the Company and its subsidiary and the financial statements of the Separate Account in the SAI. You should distinguish the consolidated financial statements of the Company and its subsidiary from the financial statements of the Separate Account. Please consider the consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the Policies. You should not consider the consolidated financial statements of the Company and its subsidiary as affecting the investment performance of the assets held in the Separate Account.

Definitions

The following terms are used throughout the prospectus:

Account Value — The total amount of assets allocated to each Subaccount.

Age — The age on the Insured’s birthday nearest the Policy Date or a Policy anniversary.

Attained Age — The Insured’s Age on the Policy Date plus the number of full years since the Policy Date.

Beneficiary(ies) — The person(s) or entity(ies) you designate to receive the Death Benefit payable at the death of the Insured.

Code — The Internal Revenue Code of 1986, as amended.

Company — GE Life and Annuity Assurance Company.

Continuation Amount — A cumulative amount set forth on the Policy data pages for each month of the Continuation Period representing the minimum Net Total Premium required to keep the Policy in force during the Continuation Period.

Continuation Period — The number of Policy years during which the Policy will not lapse if the Net Total Premium is at least equal to the Continuation Amount for the number of Policy Months that the Policy has been in force.

Death Benefit — The amount determined under the death benefit option in effect as of the date of death of the Insured.

Death Benefit Proceeds — The amount of proceeds determined under the applicable death benefit option.

Fund — Any open-end management investment company or unit investment trust in which the Separate Account invests.

General Account — Assets of the Company other than those allocated to the Separate Account or any of our other separate accounts.

Home Office — Our offices located at 6610 West Broad Street, Richmond, Virginia 23230.

Insured — The person(s) upon whose life is insured under the Policy.

Monthly Anniversary Date — The same date in each month as the Policy Date.

Net Premium — The portion of each premium you allocate to one or more Subaccounts. It is equal to the premium paid times the Net Premium Factor.

Net Premium Factor — The factor we use in determining the Net Premium which reflects a deduction from each premium paid.

Net Total Premium — On any date, Net Total Premium equals the total of all premiums paid to that date minus (a) divided by (b), where:

(a)	is any outstanding Policy Debt, plus the sum of any partial surrenders to date; and

(b)	is the Net Premium Factor.

Optional Payment Plan — A plan under which any part of Death Benefit Proceeds or Surrender Value proceeds can be used to provide a series of periodic payments to you or your Beneficiary(ies).

Owner — The Owner of the Policy. “You” or “your” refers to the Owner. You may also name Contingent Owners.

Planned Periodic Premium — A level premium amount scheduled for payment at fixed intervals over a specified period of time.

Policy — The Policy and application(s), including any riders, and endorsements.

Policy Date — The date as of which we issue the Policy and the date as of which the Policy becomes effective. We measure Policy years and anniversaries from the Policy Date. The Policy Date is shown on the Policy data pages. If the Policy Date would otherwise fall on the 29th, 30th, or 31st day of a month, the Policy Date will be the 28th.

Policy Debt — The amount of outstanding loans plus any accrued interest. Policy Debt is deducted from proceeds payable at the death of the Insured.

Policy Month — A one-month period beginning on a Monthly Anniversary Date and ending on the day immediately preceding the next Monthly Anniversary Date.

Portfolio — A division of a Fund, the assets of which are separate from other Portfolios that may be available in the Fund. Each Portfolio has its own investment objectives. Not all Portfolios may be available in all states or in all markets.

Separate Account — GE Life & Annuity Separate Account II, a segregated asset account of the Company to which you allocate Net Premiums.

Specified Amount — An amount we use in determining insurance coverage.

Subaccounts — A subdivision of the Separate Account, the assets of which are invested exclusively in a corresponding Portfolio of a Fund. A Subaccount may also be referred to as an Investment Subdivision in the Policy and/or marketing materials.

Surrender Value — The amount we pay you when you surrender the Policy. It is equal to your Account Value minus any Policy Debt and minus any applicable surrender charge.

Unit Value — A unit of measure we use to calculate the assets for each Subaccount.

Valuation Day — Each day on which the New York Stock Exchange is open for regular trading except for days that the Subaccount’s corresponding Portfolio does not value its shares.

Valuation Period — The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

The Statement of Additional Information (“SAI”) includes additional information about GE Life & Annuity Separate Account II. We filed the SAI with the SEC. The SAI is incorporated by reference in this prospectus and it is legally a part of the prospectus.

For general information or to obtain free copies of:

•	the Policy prospectus or the Portfolio prospectuses;

•	the SAI;

•	a personalized illustration of Death Benefit and Surrender Values; or

•	any required forms,

Call: 1-800-352-9910

Or write:	GE Life and Annuity Assurance Company
6610 West Broad Street
Richmond, Virginia 23230

Or contact your financial representative.

Information about the Policy also is available at www.gefinancialservice.com.

Information about GE Life & Annuity Separate Account II, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about GE Life & Annuity Separate Account II are available on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, DC 20549-0102.

Investment Company Act File No. 811-04885.